                                      As filed via EDGAR with the Securities and

                                           Exchange Commission on April 30, 2003

                                                               File No. 811-7843
                                                      Registration No. 333-13317
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|

                         Pre-Effective Amendment No.                         |_|

                         Post-Effective Amendment No. 22                     |X|

                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                                 Amendment No. 25                            |X|

                         -------------------------------
                               J.P.MORGAN MUTUAL
                               FUND SELECT GROUP
                       (formerly MUTUAL FUND SELECT GROUP)
               (Exact Name of Registrant as Specified in Charter)


                                 522 Fifth Avenue
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

Wayne H. Chan, Esq.                                John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.                Sullivan & Cromwell
522 Fifth Avenue                                   125 Broad Street
New York, New York 10036                           New York, New York 10004

----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [X]     Immediately upon filing pursuant to        [ ]     on (date) pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1) rule 485.
         [ ]     75 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

PROSPECTUS MAY 1, 2003


J P MORGAN U.S. EQUITY FUNDS

SELECT SHARES


CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND


DIVERSIFIED FUND


DYNAMIC SMALL CAP FUND


EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND


MID CAP EQUITY FUND


MID CAP VALUE FUND


SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND


U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                                            1

Disciplined Equity Fund                                                        6

Diversified Fund                                                              11

Dynamic Small Cap Fund                                                        17

Equity Growth Fund                                                            22

Equity Income Fund                                                            27

Growth and Income Fund                                                        32

Mid Cap Equity Fund                                                           37

Mid Cap Value Fund                                                            42

Small Cap Equity Fund                                                         47

Small Cap Growth Fund                                                         52

U.S. Equity Fund                                                              57

U.S. Small Company Fund                                                       62

U.S. Small Company Opportunities Fund                                         67

The Funds' Management and Administration                                      72

How Your Account Works                                                        76

  Buying Fund Shares                                                          76

  Selling Fund Shares                                                         77

  Exchanging Fund Shares                                                      77

  Other Information Concerning the Funds                                      78

  Distributions and Taxes                                                     78

Risk and Reward Elements                                                      80

Financial Highlights                                                          82

How To Reach Us                                                       Back cover

     JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        20.17%
1994        -1.31%
1995        22.24%
1996        24.64%
1997        23.88%
1998         5.93%
1999        13.23%
2000        14.60%
2001        -3.76%
2002       -27.71%

BEST QUARTER 4th quarter, 1998                              17.56%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 1998                            -19.49%
-----------------------------------------------------------------

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 1/25/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -27.71        -0.89          7.90
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                                         -27.86        -2.37          6.12
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -16.91        -0.68          6.29
----------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^ (REFLECTS
  NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                -27.41        -1.82          6.71
----------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS
INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)                   -28.46        -1.49          6.40
----------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*SEE FOOTNOTE ON PREVIOUS PAGE.


^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.61
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.33)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.93
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.93% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   95       367       660       1,494
--------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price


-    high perceived potential reward compared to perceived potential risk

-    possible temporary mispricings caused by apparent market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid- capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investments.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         31.98%
1999         18.02%
2000        -11.11%
2001        -12.14%
2002        -24.98%

BEST QUARTER 4th quarter, 1998                              22.83%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 2001                            -15.97%
-----------------------------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS SHARES) FROM 12/31/97 TO 9/10/01. RETURNS FOR THE PERIOD 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97 REFLECT THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE SELECT CLASS). DURING THIS PERIOD THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                           PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -24.98        -1.81         3.17
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                           -25.24        -2.32         2.61
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                   -15.33        -1.58         2.39
---------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10        -0.59         3.40
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                          -21.25        -0.75         2.84
---------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 1/31/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.25
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(1)                                      0.75
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. NET EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   77       240       417       930
--------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).


At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        0.60%
1995       26.47%
1996       13.42%
1997       18.47%
1998       18.29%
1999       13.87%
2000       -4.24%
2001       -5.89%
2002      -13.22%


BEST QUARTER 4th quarter, 1998                              13.39%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                            -11.01%
-----------------------------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS SHARES) FROM 12/15/93 TO 9/10/01. RETURNS FOR THE PERIOD 9/10/93 TO 12/15/93 ARE BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF THE SELECT CLASS SHARES). DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                           PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -13.22         1.05           6.58
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                           -13.89        -0.39           4.87
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                    -8.11         0.29           4.69
-----------------------------------------------------------------------------------------------------
FUND BENCHMARK (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -10.70         2.45           7.97
-----------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10        -0.59           9.27
-----------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                                    -10.70         2.11           6.98
-----------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 9/10/93. PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/93.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.55
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.27
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                        0.98



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.98% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/06. NET EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $ 10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    100        312         563         1,280
---------------------------------------------------------------------------

     JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       13.46%
1999       30.19%
2000       11.91%
2001      -13.92%
2002      -22.47%

BEST QUARTER 4th quarter, 1999                             24.06%
----------------------------------------------------------------
WORST QUARTER 1st quarter, 2001                           -20.75%
----------------------------------------------------------------

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 4/5/99 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH IS INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                   PAST 1 YEAR      PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         -22.47            1.99          7.16
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -22.47            1.21          6.44
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           -13.79            1.72          6.01
-----------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRAGROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                          -15.36            0.57          2.72
-----------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                  -27.61           -1.21          1.03
-----------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 5/31/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.65
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.32
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.12)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.10
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.10% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.10% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        375         659         1,467
--------------------------------------------------------------------------------

     JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-    market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993             2.48%
1994            -0.90%
1995            25.78%
1996            20.52%
1997            37.20%
1998            41.38%
1999            31.85%
2000           -23.65%
2001           -18.86%
2002           -28.03%


BEST QUARTER 4th quarter, 1998                  27.40%
-----------------------------------------------------
WORST QUARTER 2nd quarter, 2002                -19.25%
-----------------------------------------------------


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002



                                               PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -28.03          -3.63            5.79
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -28.03          -4.80            5.15
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES       -17.21          -2.35            5.16
---------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)         -27.89          -3.84            6.71
---------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -28.12          -4.16            6.30
---------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.50
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.40
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.15
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.15)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102        350         618         1,384
--------------------------------------------------------------------------------

     JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's originalinvestment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993            12.34%
1994            -3.37%
1995            33.72%
1996            17.87%
1997            31.05%
1998            26.20%
1999            13.06%
2000            -3.85%
2001           -12.43%
2002           -21.06%


BEST QUARTER 4th quarter, 1998                     18.89%
--------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                   -19.25%
--------------------------------------------------------


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002



                                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         -21.06          -1.06            7.83
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -21.85          -2.70            6.94
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           -12.54          -0.59            6.78
------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)             -15.52           1.16           10.81
------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                            -16.43          -0.17            8.19
------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.42
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.90
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         92         323         574         1,290
--------------------------------------------------------------------------------

     JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.


Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, seeks to invest in undervalued companies with durable franchises, strong management, and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets, and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993            12.99%
1994            -3.41%
1995            27.55%
1996            19.86%
1997            30.07%
1998            14.50%
1999             8.52%
2000             0.86%
2001           -11.81%
2002           -17.47%


BEST QUARTER 4th quarter, 1998                   16.76%
------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                 -17.98%
------------------------------------------------------



* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 1/24/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH IS INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -17.47       -1.82         7.07
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -17.98       -3.72         4.96
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES       -10.57       -1.24         5.64
---------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      -20.85       -0.85         9.39
---------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -19.68       -0.39         8.71
---------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(2)                                                       0.91
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                                (0.66)
----------------------------------------------------------------------------
NET EXPENSES(3)                                                         0.90


(1) THE FUND HAS A MASTER/FEEDER STRUCTURE AS DESCRIBED UNDER THE FUNDS' MANAGEMENT AND ADMINISTRATION LATER IN THIS PROSPECTUS. THIS TABLE SHOWS THE SELECT CLASS EXPENSES AND ITS SHARE OF MASTER PORTFOLIO EXPENSES, EXPRESSED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.


(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(3)  REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK
     AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   92         428         787         1,800
--------------------------------------------------------------------------

     JPMORGAN MID CAP EQUITY FUND


              (FORMERLY JPMORGAN SELECT MID CAP EQUITY FUND)


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets, or financial resources, and they may depend on a small management group.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO

     INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        21.77%
1994        -1.89%
1995        24.68%
1996         7.41%
1997        15.01%
1998        16.23%
1999        25.06%
2000        14.74%
2001        -3.96%
2002       -13.39%


BEST QUARTER 4th quarter, 1998        22.51%
-------------------------------------------
WORST QUARTER 3rd quarter, 1998      -19.48%
-------------------------------------------


* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                               PAST 1 YEAR  PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -13.39       6.76            9.82
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -14.30       4.31            N/A(1)
-----------------------------------------------------------------------------------------
SELECT CLASS -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES          -7.58        5.26            N/A(1)
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)         -16.18       2.19            9.92
-----------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -17.37       2.89            9.27
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.


     ^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.65
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEE                                                0.25
OTHER EXPENSES(1)                                                      0.24
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.14)
---------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.00
---------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) THE FUND HAS ENTERED INTO A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME. FOR THE PERIOD ENDED 12/31/02, NET EXPENSES OF THE SELECT CLASS SHARES WERE 0.77%.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   102        348         614        1,374
-------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index, broad-based securities market indices, and the Lipper Mid-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.90%

BEST QUARTER 4th quarter, 1998     17.96%
----------------------------------------
WORST QUARTER 3rd quarter, 1998   -11.06%

* THE SELECT CLASS WAS LAUNCHED ON 10/31/01. THE FUND'S PERFORMANCE FROM 11/13/97 (COMMENCEMENT OF OPERATIONS) TO 10/31/01 (FOR THE TABLE) AND FROM 11/13/97 THROUGH 12/31/01 (FOR THE BAR CHART) IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                               PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      2.90        15.84         16.49
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                2.72        12.74         13.42
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        1.79        11.59         12.18
--------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                             -10.11        5.69          6.81
--------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       -9.65        2.95          3.67
--------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -14.65        2.07          2.25
--------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.70

DISTRIBUTION (RULE 12b-1) FEES                                      NONE

SHAREHOLDER SERVICE FEES                                            0.25

OTHER EXPENSES(1)                                                   1.06
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     2.01
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                            (1.01)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.00
-------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.00% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   102        533         989         2,257
--------------------------------------------------------------------------

     JPMORGAN SMALL CAP EQUITY FUND

RISK RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     54.04%
1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%
2001     -5.68%
2002    -16.87%


BEST QUARTER 4th quarter, 1998          19.51%
---------------------------------------------
WORST QUARTER 3rd quarter, 1998        -21.04%
---------------------------------------------



* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 5/7/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                             PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES   -16.87        1.32            12.67
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                             -16.99        0.10            11.59
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES     -10.25        1.05            10.72
--------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)       -14.63        2.44            10.48
--------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)            -19.24        1.38             9.27
---------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 12/31/94.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                               0.65
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES(1)                                             0.19
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               1.09
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                      (0.24)
------------------------------------------------------------------
NET EXPENSES(2)                                               0.85
------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.85% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    87         323         578         1,307
---------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.JPMORGAN SMALL CAP GROWTH FUNDTHE FUND'S MAIN

INVESTMENT PROCESS


Robert Fleming, the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad-based securities markets indices, and Lipper Small Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        14.86%
1999        46.54%
2000        -7.79%
2001       -10.90%
2002       -40.22%

BEST QUARTER 4th quarter, 2001        36.36%
-------------------------------------------
WORST QUARTER 3rd quarter, 2001      -34.17%
-------------------------------------------

* THE SELECT CLASS WAS LAUNCHED ON 10/31/01. THE FUND'S PERFORMANCE FROM 11/14/97 (COMMENCEMENT OF OPERATIONS) TO 10/31/01 (FOR THE TABLE) AND FROM 11/14/97 THROUGH 12/31/01 (FOR THE BAR CHART) IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF THE SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE THE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      -40.22        -3.78          -3.30
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                -40.22        -6.30          -5.79
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        -24.69        -3.22          -2.85
-----------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -20.48        -1.36          -1.00
-----------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          -30.26        -6.59          -6.47
-----------------------------------------------------------------------------------------
LIPPER SMALL CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -27.61        -1.21          -1.45
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                       0.80
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                    23.45
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      24.50
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (23.40)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.10
--------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.10% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.10% through 4/30/04, and 2.10% thereafter through 4/30/13.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        561         1,037       2,352
--------------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market cpitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        11.02%
1994        -0.61%
1995        32.48%
1996        21.06%
1997        28.41%
1998        24.45%
1999        14.69%
2000        -6.61%
2001        -9.43%
2002       -26.62%


BEST QUARTER 4th quarter, 1998       21.33%
------------------------------------------
WORST QUARTER 3rd quarter, 2002     -18.10%
------------------------------------------



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 7/19/93 TO 9/10/01. RETURNS FOR THE PERIOD FROM 1/1/93 TO 7/19/93 REFLECT THE PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES               -26.62       -2.39         7.25
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                         -26.81       -4.43         4.05
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -16.33       -1.88         5.11
-------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -22.10       -0.59         9.34
-------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                        -21.25       -0.75         8.03
-------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.27
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.92
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.13)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.79
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.79% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXPENSE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         81         267         483         1,107
--------------------------------------------------------------------------------

     JPMORGAN U.S.SMALL COMPANY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993          8.58%
1994         -5.89%
1995         31.86%
1996         20.75%
1997         22.75%
1998         -5.49%
1999         44.00%
2000         -9.80%
2001         -8.96%
2002        -20.48%

BEST QUARTER 4th quarter, 1999         34.68%
--------------------------------------------
WORST QUARTER 3rd quarter, 2001       -22.61%
--------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 7/19/93 TO 9/10/01. RETURNS FOR THE PERIOD FROM 1/1/93 THROUGH 7/19/93 REFLECT THE PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                               PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                     -20.48        -2.33         5.91
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                               -20.56        -3.35         3.26
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                       -12.57        -1.94         3.84
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                         -20.48        -1.36         7.16
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                              -19.24         1.38         8.70
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.25
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.10
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.01
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.01% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    103        331         588         1,324
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies whose market capitalizations are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. While the Fund holds stocks in many sectors to reduce the impact of poor performance in any one sector, it tends to emphasize sectors with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000(R) Growth Index.


In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000(R) Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         5.21%
1999        61.63%
2000       -21.63%
2001       -24.77%
2002       -32.82%

BEST QUARTER 4th quarter, 1999        42.58%
-------------------------------------------
WORST QUARTER 3rd quarter, 2001      -32.13%
-------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 6/16/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                                PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                      -32.82       -7.60         -4.00
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                -32.82       -8.21         -4.58
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                        -20.15       -5.80         -3.06
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                          -30.26       -6.59         -4.79
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                               -27.61       -1.21          0.10
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE OF THE BENCHMARKS IS FROM 6/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.32
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.17
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.15)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.02
-----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.02% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    104        341         614         1,393
---------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Equity Growth and Equity Income Funds are series of J.P. Morgan Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Mid Cap Equity Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated, and as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT
ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is the investment adviser for the Capital Growth, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York,
NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.


During the fiscal year ended 12/31/02, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                              FISCAL
       FUND                  YEAR END         %
-----------------------------------------------
 CAPITAL GROWTH FUND         12/31/02      0.40
-----------------------------------------------
 DISCIPLINED EQUITY FUND     12/31/02      0.35*
-----------------------------------------------
 DIVERSIFIED FUND            12/31/02      0.52
-----------------------------------------------
 DYNAMIC SMALL CAP FUND      12/31/02      0.64
-----------------------------------------------
 EQUITY GROWTH FUND          12/31/02      0.40
-----------------------------------------------
 EQUITY INCOME FUND          12/31/02      0.29
-----------------------------------------------
 GROWTH AND INCOME FUND      12/31/02      0.40
-----------------------------------------------
 MID CAP EQUITY FUND         12/31/02      0.56
-----------------------------------------------
 MID CAP VALUE FUND          12/31/02      0.32
-----------------------------------------------
 SMALL CAP EQUITY FUND       12/31/02      0.65
-----------------------------------------------
 SMALL CAP GROWTH FUND       12/31/02      0.00
-----------------------------------------------
 U.S. EQUITY FUND            12/31/02      0.40
-----------------------------------------------
 U.S. SMALL COMPANY FUND     12/31/02      0.60
-----------------------------------------------
 U.S. SMALL COMPANY
 OPPORTUNITIES FUND          12/31/02      0.58
-----------------------------------------------



* DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAS PAID A MANAGEMENT FEE (NET OF WAIVERS) OF 0.35% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MARCH 21, 2003, THE MANAGEMENT FEE HAS BEEN REDUCED TO 0.25% OF AVERAGE DAILY NET ASSETS.


THE PORTFOLIO MANAGERS


CAPITAL GROWTH FUND


Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA), the adviser, since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.


DISCIPLINED EQUITY FUND

The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.


DIVERSIFIED FUND


The portfolio management team is led by Anne Lester, Vice President of JPMIM, who joined the team in June 2000 and has been at JPMIM since 1992 and Patrik Jakobson, Vice President of JPMIM, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND


The portfolio management team is led by Juliet Ellis, Vice President of JPMFAM
(USA) and CFA. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.


EQUITY GROWTH FUND


The portfolio management team is led by Peter E. Miller, Managing Director of JPMFAM (USA), and Peter Zuleba, Vice President of JPMFAM (USA). Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


EQUITY INCOME FUND


The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMFAM (USA), and Clare Hart, Vice President of JPMFAM
(USA). Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. He is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Ms. Hart has worked as an investment analyst covering the financial services sector and co-covering the energy and utilities sectors since joining JPMFAM (USA) in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney and is a CPA.


GROWTH AND INCOME FUND


Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.


MID CAP EQUITY FUND


The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.


MID CAP VALUE FUND

Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.

SMALL CAP EQUITY FUND

Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Information on Ms. Ellis is discussed earlier in this prospectus.

SMALL CAP GROWTH FUND

Mr. Jones serves as portfolio manager to the Fund. Information on Mr. Jones is discussed earlier in this prospectus.


U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Golub and Susan Bao, Vice President of JPMIM and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Golub is discussed earlier in this prospectus. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997.


U.S. SMALL COMPANY FUND


The portfolio management team is led by Stephen J. Rich, Vice President of JPMIM, Darren Rabenou, Vice President of JPMIM, John Piccard, Vice President of JPMIM and James L. Adler, Vice President of JPMIM. Mr. Rich joined the team in 2002 and has been at JPMIM or one its affiliates since 2001. Prior to managing the Fund, Mr. Rich worked at Citigroup Asset Management as a co-manager on mid- and small-cap strategies. Mr. Rabenou joined the team and the firm in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Piccard joined the team in 2002 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Piccard managed large-cap core and all-cap growth equity portfolios. Prior to 2000, Mr. Piccard worked for Mitchell Hutchins Asset Management, managing equity investment portfolios. Mr. Adler joined the team 2003 and has been at

JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Adler was an analyst. Prior to joining the firm, Mr. Adler worked for Goldman Sachs Asset Management from 1997 to 2000.


U.S. SMALL COMPANY OPPORTUNITIES FUND


The portfolio management team is led by Messrs. Rich, Rabenou and Piccard. Information on them is discussed earlier in this prospectus.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets over $25 billion.

The Trusts and the Corporation, as applicable, on behalf of the Funds have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and the distributor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees or board of directors, as applicable. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.


You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of the Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

The Funds will not issue certificates for Select Class Shares.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you a fee for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Equity Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:


-    reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities        -  The Funds can take advantage of    -  The Funds segregate liquid assets to offset
   before issue or for delayed           attractive transaction                leverage risk
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-  Increased trading could raise a    -  The Funds could realize gains in   -  The Funds generally avoid short-term trading,
   Fund's brokerage and related          a short period of time                except to take advantage of attractive or
   costs                              -  The Funds could protect against       unexpected opportunities or to meet demands
-  Increased short-term capital          losses if a stock is overvalued       generated by shareholder activity
   gains distributions could raise       and its value later falls
   shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns.
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with    -  The Funds use derivatives for hedging and for risk
   options, swaps and forward            underlying positions can reduce       management (i.e., to establish or adjust exposure
   foreign currency contracts(1)         or eliminate losses at low cost       to particular securities, markets or currencies);
   that are used for hedging the      -  The Funds could make money and        risk management may include management of a Fund's
   portfolio or specific securities      protect against losses if             exposure relative to its benchmark. Certain Funds
   may not fully offset the              management's analysis proves          may also use derivatives to increase the Fund's
   underlying positions and this         correct                               gain
   could result in losses to a Fund   -  Derivatives that involve           -  A Fund only establishes hedges that it expects will
   that would not have otherwise         leverage could generate               be highly correlated with underlying positions
   occurred                              substantial gains at low cost      -  While the Funds may use derivatives that
-  Derivatives used for risk                                                   incidentally involve leverage, they do not use them
   management or to increase the                                               for the specific purpose of leveraging their
   Fund's gain may not have the                                                portfolio1
   intended effects and may result
   in losses or missed
   opportunities
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to the Funds which
   can reduce returns
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When a Fund lends a security,      -  The Funds may enhance income       -  Each adviser maintains a list of approved borrowers
   there is a risk that the loaned       through the investment of the      -  The Funds receive collateral equal to at least 100%
   securities may not be returned        collateral received from the          of the current value of the securities loaned plus
   if the borrower or the lending        borrower                              accrued interest
   agent defaults                                                           -  The lending agents indemnify the Funds against
-  The collateral will be subject                                              borrower default
   to the risks of the securities                                           -  Each adviser's collateral investment guidelines
   in which it is invested                                                     limit the quality and duration of collateral
                                                                               investment to minimize losses
                                                                            -  Upon recall, the borrower must return the
                                                                               securities loaned within the normal settlement
                                                                               period
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  Each Fund's share price and        -  Stocks have generally              -  Under normal circumstances, each Fund plans to
   performance will fluctuate in         outperformed more stable              remain fully invested in accordance with its
   response to stock and/or bond         investments (such as bonds and        policies. Equity securities may include common
   market movements                      cash equivalents) over the long       stocks, convertible securities, preferred stocks,
-  Adverse market conditions may         term                                  depositary receipts, (such as American Depositary
   from time to time cause a Fund     -  With respect to the Diversified       Receipts and European Depositary Receipts), trust
   to take temporary defensive           and Balanced Funds, a                 or partnership interests, warrants, rights and
   positions that are inconsistent       diversified, balanced portfolio       investment company securities
   with its principal investment         should mitigate the effects of     -  Each Fund seeks to limit risk and enhance
   strategies and may hinder the         wide market fluctuations,             performance through active management and/or
   Fund from achieving its               especially when stock and bond        diversification
   investment objective                  prices move in different           -  During severe market downturns, each Fund has the
                                         directions                            option of investing up to 100% of assets in high
                                                                               quality short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  A Fund could underperform its      -  A Fund could outperform its        -  The advisers focus their active management on
   benchmark due to its securities       benchmark due to these same           securities selection, the area where they believe
   and asset allocation choices          choices                               their commitment to research can most enhance
                                                                               returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

-  Currency exchange rate movements   -  Favorable exchange rate            -  The Funds anticipate that total foreign investments
   could reduce gains or create          movements could generate gains        will not exceed 20% of assets (30% for Diversified
   losses                                or reduce losses                      Fund, 30% for Equity Growth Fund and 10% for Small
-  A Fund could lose money because    -  Foreign investments, which            Cap Growth Fund)
   of foreign government actions,        represent a major portion of the   -  The Funds actively manage the currency exposure of
   political instability or lack of      world's securities, offer             their foreign investments relative to their
   adequate and accurate                 attractive potential performance      benchmarks, and may hedge back into the U.S. dollar
   information                           and opportunities for                 from time to time (see also "Derivatives"); these
-  Currency and investment risks         diversification                       currency management techniques may not be available
   tend to be higher in emerging      -  Emerging markets can offer            for certain emerging markets investments
   markets; these markets also           higher returns
   present higher liquidity and
   valuation risks
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-  Each Fund could have difficulty    -  These holdings may offer more      -  No Fund may invest more than 15% of net assets in
   valuing these holdings precisely      attractive yields or potential        illiquid holdings
-  Each Fund could be unable to          growth than comparable widely      -  To maintain adequate liquidity to meet redemptions,
   sell these holdings at the time       traded securities                     each Fund may hold high quality short-term
   or price it desires                                                         securities (including repurchase agreements) and,
                                                                               for temporary or extraordinary purposes, may borrow
                                                                               from banks up to 33 1/3% of the value of its total
                                                                               assets including drawing on a line of credit#
------------------------------------------------------------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CAPITAL GROWTH FUND



                                                         YEAR     11/01/01            YEAR         YEAR         YEAR         YEAR
                                                        ENDED      THROUGH           ENDED        ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        10/31/01     10/31/00     10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  41.26     $  36.37        $  48.76     $  43.36     $  41.53     $  46.90
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                       (0.24)@       0.01              --+        0.04@      (0.05)@        0.07

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (11.19)        4.88           (6.91)       10.27         5.80        (0.54)
                                                     --------     --------        --------     --------     --------     --------

     Total from Investment Operations                  (11.43)        4.89           (6.91)       10.31         5.75        (0.47)

   Less Distributions:

     Distributions from Capital Gains                    0.26           --            5.48         4.91         3.92         4.90
                                                     --------     --------        --------     --------     --------     --------

Net Asset Value, End of Period                       $  29.57     $  41.26        $  36.37     $  48.76     $  43.36     $  41.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (27.71%)      13.45%(a)      (15.20%)      26.34%       14.71%       (1.20%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $      2     $      3        $      3     $     15     $     18     $     52
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.93%        0.93%           0.93%        0.94%        0.92%        0.91%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.71%)       0.01%          (0.01%)       0.09%       (0.11%)       0.11%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  1.26%        2.06%           1.18%        1.06%        0.99%        0.91%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (1.04%)      (1.12%)         (0.26%)      (0.03%)      (0.18%)       0.11%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  93%           2%(a)          43%          66%          86%         104%
---------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DISCIPLINED EQUITY FUND+



                                                         YEAR      06/01/01          YEAR         YEAR         YEAR      12/31/97*
                                                        ENDED       THROUGH         ENDED        ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^      05/31/01     05/31/00     05/31/99      05/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  14.19     $  15.70        $  17.85     $  17.42     $  14.30    $  12.41
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                        0.10@        0.05@           0.09         0.12         0.11        0.03

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (3.64)       (1.44)          (1.94)        0.78         3.14        1.88
                                                     --------     --------        --------     --------     --------    --------

     Total from Investment Operations                   (3.54)       (1.39)          (1.85)        0.90         3.25        1.91

   Less Distributions:

     Dividends from Net Investment Income                0.10         0.12            0.11         0.12         0.09        0.02

     Distributions from Capital Gains                      --           --            0.19         0.35         0.04          --
                                                     --------     --------        --------     --------     --------    --------

     Total Distributions                                 0.10         0.12            0.30         0.47         0.13        0.02

Net Asset Value, End of Period                       $  10.55     $  14.19        $  15.70     $  17.85     $  17.42    $  14.30
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (24.98%)      (8.88%)(a)     (10.43%)       5.19%       22.86%      15.33%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $     65     $    132        $    128     $    160     $    121    $     18
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net Expenses                                        0.73%        0.72%           0.77%        0.75%        0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.77%        0.56%           0.53%        0.76%        0.89%       1.00%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements         0.84%        0.77%           0.77%        0.78%        0.86%       3.28%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers
      and Reimbursements                                 0.66%        0.51%           0.53%        0.73%        0.78%      (1.53%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  74%          33%(a)          72%          56%          51%         61%
--------------------------------------------------------------------------------------------------------------------------------



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection outstanding. with the Fund reorginization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMORGAN DIVERSIFIED FUND+



                                                         YEAR      07/01/01           YEAR         YEAR         YEAR         YEAR
                                                        ENDED       THROUGH          ENDED        ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       06/30/01     06/30/00     06/30/99     06/30/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  12.65     $  13.36        $  15.15     $  14.92     $  13.74     $  12.67
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                        0.20@        0.13@           0.35         0.33         0.31         0.30

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (1.87)       (0.52)          (1.41)        0.63         1.47         1.85
                                                     --------     --------        --------     --------     --------     --------

     Total from Investment Operations                   (1.67)       (0.39)          (1.06)        0.96         1.78         2.15

   Less Distributions:

     Dividends from Net Investment Income                0.22         0.32            0.35         0.24         0.33         0.48

     Distributions from Capital Gains                      --           --            0.38         0.49         0.27         0.60
                                                     --------     --------        --------     --------     --------     --------
     Total Distributions                                 0.22         0.32            0.73         0.73         0.60         1.08

Net Asset Value, End of Period                       $  10.76     $  12.65        $  13.36     $  15.15     $  14.92     $  13.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (13.22%)      (2.90%)(a)      (7.01%)       6.61%       13.35%       18.06%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $    270     $    343        $    360     $    359     $    266     $    227
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net Expenses                                        0.91%        0.93%           0.98%        0.96%        0.98%        0.98%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.72%        1.96%           2.42%        2.19%        2.22%        2.81%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.08%        1.03%           1.01%        0.98%        1.01%        1.07%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               1.55%        1.86%           2.39%        2.17%        2.19%        2.72%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 232%         107%(a)         185%         217%         144%          82%
---------------------------------------------------------------------------------------------------------------------------------



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

JPMORGAN DYNAMIC SMALL CAP FUND



                                                         YEAR      11/01/01           YEAR         YEAR     04/05/99**
                                                        ENDED       THROUGH          ENDED        ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       10/31/01     10/31/00     10/31/99
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  15.89     $  14.37        $  24.65     $  15.98     $  14.11
--------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:

     Net Investment Income (loss)                       (0.08)       (0.02)          (0.21)       (0.13)@      (0.05)

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (3.49)        1.54           (6.69)        8.80         1.92
                                                     --------     --------        --------     --------     --------
     Total from Investment Operations                   (3.57)        1.52           (6.90)        8.67         1.87

  Less Distributions:

     Distributions from Capital Gains                      --           --            3.38           --           --
                                                     --------     --------        --------     --------     --------
Net Asset Value, End of Period                       $  12.32     $  15.89        $  14.37     $  24.65     $  15.98
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (22.47%)      10.58%(a)      (30.20%)      54.26%       13.25%(a)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $     12     $      8        $     --+    $     --+    $     --+
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        1.10%        1.10%           1.12%        1.10%        1.91%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.79%)      (0.82%)         (0.76%)      (0.59%)      (0.96%)
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.22%       10.33%!!        12.21%!!     15.48%!!     34.70%!!
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (0.91%)     (10.05%)!!      (11.86%)!!   (14.97%)!!   (33.75%)!!
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  52%           8%(a)          57%          87%          92%
--------------------------------------------------------------------------------------------------------------------



  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN EQUITY GROWTH FUND



                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    32.21     $    43.44     $    68.09     $    52.36     $    38.36
---------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                          0.02@         (0.10)@        (0.26)@        (0.14)@         0.03

     Net Gains or Losses on Securities
       (both realized and unrealized)                     (9.05)         (8.09)        (16.22)         16.78          15.78
                                                     ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations                     (9.03)         (8.19)        (16.48)         16.64          15.81

   Less Distributions:

     Dividends from Net Investment Income                    --             --             --             --           0.03

     Distributions from Capital Gains                        --           3.04           8.17           0.91           1.78
                                                     ----------     ----------     ----------     ----------     ----------
     Total Distributions                                     --           3.04           8.17           0.91           1.81

Net Asset Value, End of Period                       $    23.18     $    32.21     $    43.44     $    68.09     $    52.36
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (28.03%)       (18.86%)       (23.65%)        31.85%         41.38%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $       40     $       86     $      179     $      320     $      179
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          1.00%          1.00%          1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          0.06%         (0.28%)        (0.40%)        (0.24%)         0.05%
---------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements           1.15%          1.05%          1.02%          1.03%          1.09%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
      and Reimbursements                                  (0.09%)        (0.33%)        (0.42%)        (0.27%)        (0.04%)
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    50%            98%            58%            15%            35%
---------------------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

JPMORGAN EQUITY INCOME FUND



                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    30.57     $    35.33     $    49.80     $    46.14     $    36.97
---------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                          0.35@          0.22@          0.29@          0.32@          0.33

     Net Gains or Losses on Securities
       (both realized and unrealized)                     (6.72)         (4.62)         (2.66)          5.65           9.32
                                                     ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations                     (6.37)         (4.40)         (2.37)          5.97           9.65

   Less Distributions:

     Dividends from Net Investment Income                  0.37           0.19           0.29           0.31           0.34

     Distributions from Capital Gains                      0.57           0.17          11.81           2.00           0.14
                                                     ----------     ----------     ----------     ----------     ----------
     Total Distributions                                   0.94           0.36          12.10           2.31           0.48

Net Asset Value, End of Period                       $    23.26     $    30.57     $    35.33     $    49.80     $    46.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (21.06%)       (12.43%)        (3.85%)        13.06%         26.20%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $       41     $       68     $       97     $      170     $      128
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          0.90%          0.92%          1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                          1.30%          0.69%          0.59%          0.66%          0.82%
---------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                                1.07%          0.98%          1.03%          1.09%          1.10%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits                 1.13%          0.63%          0.56%          0.57%          0.72%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     167%             4%            15%            16%             3%
---------------------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.

JPMORGAN GROWTH AND INCOME FUND



                                                       YEAR     11/1/01
                                                      ENDED      THROUGH       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01^         10/31/01      10/31/00     10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  29.64    $  27.72       $    40.99    $    43.89   $    43.43   $    46.35
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net investment income (loss)                       0.32@       0.05             0.14          0.26@        0.35@        0.43@

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (5.46)       1.93            (7.53)         3.33         5.12         3.50
                                                    --------    --------       ----------    ----------   ----------   ----------
     Total from Investment Operations                  (5.14)       1.98            (7.39)         3.59         5.47         3.93

   Less Distributions:

     Dividends from Net Investment Income               0.31        0.06             0.18          0.18         0.34         0.29

     Distributions from Capital Gains                   0.21          --             5.70          6.31         4.67         6.56
                                                    --------    --------       ----------    ----------   ----------   ----------
     Total Distributions                                0.52        0.06             5.88          6.49         5.01         6.85

Net Asset Value, End of Period                      $  23.98    $  29.64       $    27.72    $    40.99   $    43.89   $    43.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (17.47%)      7.13%(a)       (20.01%)        9.34%       13.30%        9.44%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     --+   $      3       $        3    $        5   $       15   $       24
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       0.90%       0.90%            0.89%         0.89%        0.85%        0.85%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       1.16%       1.02%            0.93%         0.64%        0.80%        0.95%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.56%       3.34%            2.07%         0.93%        0.85%        0.85%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.50%      (1.42%)          (0.25%)        0.60%        0.80%        0.95%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 70%          0%(a)           12%           30%         125%         113%
---------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  +  Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID CAP EQUITY FUND^*

                                                                 11/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01**       10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  29.51    $  26.17      $    37.85    $    37.55    $    29.63    $    32.39
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.13        0.02            0.12          0.17          0.15          0.14

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (4.07)       3.43           (5.30)         9.34          8.52         (0.42)
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (3.94)       3.45           (5.18)         9.51          8.67         (0.28)

   Less Distributions:

     Dividends from Net Investment Income               0.13        0.02            0.12          0.20          0.14          0.13

     Distributions from Capital Gains                   1.05        0.09            6.38          9.01          0.61          2.35
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                1.18        0.11            6.50          9.21          0.75          2.48

Net Asset Value, End of Period                      $  24.39    $  29.51      $    26.17    $    37.85    $    37.55    $    29.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (13.39%)     13.20%(a)      (15.27%)       30.94%        29.65%        (0.70%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)        $    139    $    155      $      133    $      164    $      129    $      112
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       0.77%       0.60%           0.55%         0.41%         0.07%         0.08%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.51%       0.38%           0.38%         0.52%         0.44%         0.43%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.14%       1.15%           1.15%         1.14%         0.93%         0.94%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.14%      (0.17%)         (0.22%)       (0.21%)       (0.42%)       (0.43%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   84%          2%(a)          55%           84%          101%           67%
----------------------------------------------------------------------------------------------------------------------------------


 ^ On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
** The Fund changed its fiscal year end from October 31 to December 31. (a) Not annualized.
 #   Short periods have been annualized.
 *   Formerly JPMorgan Select Mid Cap Equity Fund.

JPMORGAN MID CAP VALUE FUND





                                                                  10/31/01*
                                                    YEAR ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                      12/31/02    12/31/01^
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    14.14   $    13.48
---------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                         0.14@        0.01@

     Net Gains or Losses on Securities
       (both realized and unrealized)                     0.27         1.49
                                                    ----------   ----------
     Total from Investment Operations                     0.41         1.50

   Less Distributions:

     Dividends from Net Investment Income                 0.06         0.09

     Distributions from Capital Gains                     0.01         0.75
                                                    ----------   ----------
     Total Distributions                                  0.07         0.84

Net Asset Value, End of Period                      $    14.48   $    14.14
---------------------------------------------------------------------------
TOTAL RETURN                                              2.90%       11.18%(a)
===========================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       14   $       --+
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------
     Net Expenses                                         1.00%        0.99%
---------------------------------------------------------------------------
     Net Investment Income (Loss)                         0.96%        0.58%
---------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                               1.71%        3.68%!!
---------------------------------------------------------------------------
     Net Investment income (loss) without waivers,
       reimbursements and earnings credits                0.25%       (2.11%)
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     51%          15%(a)
---------------------------------------------------------------------------


  ^  The Fund changed its fiscal year end from September 30 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN SMALL CAP EQUITY FUND



                                                                11/1/01
                                                  YEAR ENDED    THROUGH       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01^        10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  22.25    $  20.27      $    28.52    $    23.10    $    20.59    $    23.71
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                      (0.04)@     (0.01)@         (0.10)        (0.05)@       (0.02)@       (0.02)

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (3.71)       1.99           (4.26)         8.12          2.70         (2.46)
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (3.75)       1.98           (4.36)         8.07          2.68         (2.48)

   Less Distributions:

     Distributions from Capital Gains                   0.13          --            3.89          2.65          0.17          0.64
                                                    --------    --------      ----------    ----------    ----------    ----------
Net Asset Value, End of Period                      $  18.37    $  22.25      $    20.27    $    28.52    $    23.10    $    20.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (16.87%)      9.77%(a)      (16.19%)       37.94%        13.06%       (10.64%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    502    $    532      $      390    $      383    $      269    $      254
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                       0.85%       0.88%           0.88%         0.88%         0.88%         1.04%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                      (0.22%)     (0.31%)         (0.30%)       (0.20%)       (0.07%)       (0.09%)
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.09%       1.10%           1.12%         1.13%         1.13%         1.13%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits             (0.46%)     (0.53%)         (0.54%)       (0.45%)       (0.32%)       (0.18%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%          6%(a)          47%           75%           92%           74%
----------------------------------------------------------------------------------------------------------------------------------



  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN SMALL CAP GROWTH FUND


                                                                  10/31/01*
                                                    YEAR ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                      12/31/02    12/31/01^
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     9.30   $     7.77
---------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                        (0.06)@      (0.01)

     Net Gains or Losses on Securities
       (both realized and unrealized)                    (3.68)        1.54
                                                    ----------   ----------
     Total from Investment Operations                    (3.74)        1.53

   Less Distributions:

     Dividends from Net Investment Income                   --           --

     Distributions from Capital Gains                       --           --
                                                    ----------   ----------
     Total Distributions                                    --           --

Net Asset Value, End of Period                      $     5.56   $     9.30
---------------------------------------------------------------------------
TOTAL RETURN                                            (40.22%)      19.69%(a)
===========================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       --+  $       --+
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------
     Net Expenses                                         1.10%        1.10%
---------------------------------------------------------------------------
     Net Investment Income (Loss)                        (0.89%)      (0.88%)
---------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              24.20%!!      9.40%!!
---------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings credits              (23.99%)!!    (9.18%)!!
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     76%          25%(a)
---------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from September 30 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JP MORGAN U.S. EQUITY FUND



                                                                  6/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^        5/31/01       5/31/00       5/31/99       5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  10.44    $  11.21      $    12.66    $    14.62    $    14.96    $    14.36
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.05        0.03@           0.05          0.09          0.10          0.10

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (2.83)      (0.68)          (0.94)         0.24          2.28          3.45
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (2.78)      (0.65)          (0.89)         0.33          2.38          3.55

   Less Distributions:

     Dividends from Net Investment Income               0.05        0.04            0.05          0.09          0.11          0.13

     Distributions from Capital Gains                     --        0.08            0.51          2.20          2.61          2.82
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                0.05        0.12            0.56          2.29          2.72          2.95

Net Asset Value, End of Period                      $   7.61    $  10.44      $    11.21    $    12.66    $    14.62    $    14.96
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (26.62%)     (5.76%)(a)      (7.10%)        2.20%        18.39%        28.35%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    225    $    348      $      312    $      387    $      441    $      448
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                       0.79%       0.79%           0.79%         0.78%         0.79%         0.78%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.57%       0.44%           0.41%         0.59%         0.70%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             0.92%       0.85%           0.79%         0.78%         0.79%         0.78%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.44%       0.38%           0.41%         0.59%         0.70%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 83%         48%(a)          81%           89%           84%          106%
----------------------------------------------------------------------------------------------------------------------------------



  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND+



                                                                  6/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^        5/31/01       5/31/00       5/31/99       5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  12.57    $  13.43      $    14.45    $    11.49    $    14.76    $    13.89
-----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.03        0.04@           0.05            --          0.04          0.06

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (2.60)      (0.79)           0.04          2.97         (1.76)         2.97
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (2.57)      (0.75)           0.09          2.97         (1.72)         3.03

   Less Distributions:

     Dividends from Net Investment Income               0.03        0.05            0.03          0.01          0.04          0.07

     Distributions from Capital Gains                     --        0.06            1.08            --          1.51          2.09
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                0.03        0.11            1.11          0.01          1.55          2.16

Net Asset Value, End of Period                      $   9.97    $  12.57      $    13.43    $    14.45    $    11.49    $    14.76
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (20.48%)     (5.56%)(a)       0.75%        25.90%       (10.95%)       23.37%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    199    $    286      $      296    $      285    $      187    $      262
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.01%       1.01%           1.01%         1.00%         1.02%         0.97%
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.23%       0.39%           0.35%         0.05%         0.34%         0.39%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.10%       1.04%           1.01%         1.00%         1.02%         1.03%
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.14%       0.36%           0.35%         0.05%         0.34%         0.33%
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 90%         48%(a)         110%          104%          104%           96%
-----------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND



                                                                  6/1/01                                                 6/16/97*
                                                  YEAR ENDED     THROUGH       YEAR ENDED    YEAR ENDED    YEAR ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^         5/31/01       5/31/00       5/31/99     5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  10.48    $  12.19      $    15.90    $    12.17    $    12.57    $  10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                      (0.09)      (0.04)          (0.07)           --         (0.01)      (0.02)

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (3.35)      (1.67)          (2.29)         3.73         (0.08)       2.59
                                                    --------    --------      ----------    ----------    ----------    --------
     Total from Investment Operations                  (3.44)      (1.71)          (2.36)         3.73         (0.09)       2.57

   Less Distributions:

     Distributions from Capital Gains                     --          --            1.35            --          0.31          --
                                                    --------    --------      ----------    ----------    ----------    --------
Net Asset Value, End of Period                      $   7.04    $  10.48      $    12.19    $    15.90    $    12.17    $  12.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (32.82%)    (14.03%)(a)     (15.51%)       30.65%        (0.49%)     25.70%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $     55    $    195      $      339    $      529    $      286    $    189
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                       1.02%       1.02%           0.99%         0.99%         1.07%       1.19%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                      (0.66%)     (0.50%)         (0.35%)       (0.47%)       (0.42%)     (0.37%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.17%       1.07%           0.99%         0.99%         1.07%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits             (0.81%)     (0.55%)         (0.35%)       (0.47%)       (0.42%)     (0.43%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                100%         55%(a)         117%          132%          116%         73%(a)
--------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  Commencement of operations.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Opportunities Portfolio ("USSCOP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCOP.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: PUBLICINFO@SEC.GOV


Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Funds' Investment Company Act File Nos. are as follows:


        JPMorgan Capital Growth Fund                811-5151
        JPMorgan Disciplined Equity Fund            811-7342
        JPMorgan Diversified Fund                   811-7342
        JPMorgan Dynamic Small Cap Fund             811-5151
        JPMorgan Equity Growth Fund                 811-5526
        JPMorgan Equity Income Fund                 811-5526
        JPMorgan Growth and Income Fund             811-5151
        JPMorgan Mid Cap Equity Fund                811-7843
        JPMorgan Mid Cap Value Fund                811-08189
        JPMorgan Small Cap Equity Fund              811-5151
        JPMorgan Small Cap Growth Fund             811-08189
        JPMorgan U.S. Equity Fund                   811-7342
        JPMorgan U.S. Small Company Fund            811-7342
        JPMorgan U.S. Small Company
                Opportunities Fund                  811-7340



(C)J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                      PR-EQS-503

PROSPECTUS MAY 1, 2003


JPMORGAN U.S. EQUITY FUNDS

CLASS A AND CLASS B SHARES


MID CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Mid Cap Equity Fund                                       1

The Fund's Management and Administration                  7

How Your Account Works                                    8

   Know Which Classes to Buy                              8

   About Sales Charges                                    8

   Buying Fund Shares                                     9

   Selling Fund Shares                                   11

   Exchanging Fund Shares                                12

   Other Information Concerning the Fund                 12

   Distributions and Taxes                               13

Shareholder Services                                     14

Risk and Reward Elements                                 15

How To Reach Us                                  Back cover

     JPMORGAN MID CAP EQUITY FUND
         (FORMERLY JPMORGAN SELECT MID CAP EQUITY FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 15-16.


THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.



The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the Fund's adviser, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable products or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
       THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993     21.77%
1994     -1.89%
1995     24.68%
1996      7.41%
1997     15.01%
1998     16.23%
1999     25.06%
2000     14.74%
2001     -3.96%
2002    -13.39%

BEST QUARTER 4th quarter, 1998               22.51%
------------------------------------------------------
WORST QUARTER 3rd quarter, 1998             -19.48%
------------------------------------------------------

* THE PERFORMANCE FOR THE PERIOD AFTER 1/1/97 IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND. ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*



                                                        PAST 1 YEAR           PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                   -18.37                5.50             9.17
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                        -19.23                3.09             N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                   -10.67                4.22             N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                   -17.52                6.51             9.82
-------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                  -16.18                2.19             9.92
-------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                       -17.37                2.89             9.27
-------------------------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

^   INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                CLASS A SHARES      CLASS B SHARES
-------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                     5.75%               NONE
-------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                             NONE                5.00%
-------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                CLASS A SHARES      CLASS B SHARES
-------------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65                0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25                0.75
SHAREHOLDER SERVICE FEES                         0.25                0.25
OTHER EXPENSES(1)                                0.48                0.48
-------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.63                2.13
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.28)              (0.28)
-------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.35                1.85
-------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 1.85%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/04, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES*($)             705        1,034       1,386       2,375
----------------------------------------------------------------------------
CLASS B SHARES**($)            688          940       1,318       2,313***
----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS B SHARES($)              188        640         1,118       2,313***
----------------------------------------------------------------------------


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

     THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.


THE FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/02 the adviser was paid a management fee (net of waivers) of 0.56% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMFAM (USA), and Christopher Mark Vyvyan Jones, Managing Director of JPMFAM (USA). Mr. Simon has worked as a portfolio manager with various affiliates of JPMFAM (USA) since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA) since 1982. Mr. Jones is head of the adviser's small company investment team.


THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, can receive an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and the distributor, may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This Prospectus relates only to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.


Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


There are a number of plans and special discounts which can decrease or eliminate these charges. See the Statement of Additional Information (SAI) to find out more about these plans and special discounts.


This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE

                                         AS % OF THE      AS %
                                         OFFERING         OF NET
AMOUNT OF                                PRICE            AMOUNT
INVESTMENT                               PER SHARE        INVESTED
--------------------------------------------------------------------
LESS THAN $100,000                       5.75             6.10
--------------------------------------------------------------------
$100,000 BUT UNDER $250,000              3.75             3.90
--------------------------------------------------------------------
$250,000 BUT UNDER $500,000              2.50             2.56
--------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION            2.00             2.04
--------------------------------------------------------------------


There is no sales charge for investments of $1 million or more in the Fund.


CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR      DEFERRED SALES CHARGE
---------------------------------
1            5%
---------------------------------
2            4%
---------------------------------
3            3%
---------------------------------
4            3%
---------------------------------
5            2%
---------------------------------
6            1%
---------------------------------
7            NONE
---------------------------------
8            NONE
---------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or


Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value (NAV) per share of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                INITIAL           ADDITIONAL
ACCOUNT                INVESTMENT        INVESTMENTS
------------------------------------------------------
REGULAR ACCOUNT        $ 2,500           $ 100
------------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)     $ 1,000           $ 100
------------------------------------------------------
IRAs                   $ 1,000           $ 100
------------------------------------------------------
SEP-IRAs               $ 1,000           $ 100
------------------------------------------------------
EDUCATION IRAs         $   500           $ 100
------------------------------------------------------


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares-General.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell your shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to exchange your shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.


GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus before making an exchange. You will need to meet the applicable minimum investment requirement.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

     SHAREHOLDERS SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities before       - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it could      attractive transaction opportunities      offset leverage risks
  be exposed to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the Fund's   - The Fund could realize gains in a       - The Fund generally avoids short-term
  brokerage and related costs                  short period of time                      trading, except to take advantage of
- Increased short-term capital gains         - The Fund could protect against losses     attractive or unexpected
  distributions could raise shareholders'      if a stock is overvalued and its          opportunities or to meet demands
  income tax liability. Such an increase       value later falls                         generated by shareholder activity
  in transaction costs and/or tax                                                      - The Fund's portfolio turnover rate
  liability, if not offset by gains from                                                 for the fiscal year ended 12/31/02
  short-term trading, would reduce the                                                   was 84%
  Fund's returns.

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Fund uses derivatives for hedging
  swaps, and forward foreign currency          underlying positions can reduce or        and for risk management (i.e., to
  contracts(1) that are used for hedging       eliminate losses at low cost              establish or adjust exposure to
  the portfolio or specific securities may   - The Fund could make money and protect     particular securities, markets or
  not fully offset the underlying              against losses if management's            currencies); risk management may
  positions and this could result in           analysis proves correct                   include management of the Fund's
  losses to the Fund that would not have     - Derivatives that involve leverage         exposure relative to its benchmark.
  otherwise occurred                           could generate substantial gains at       The Fund may also use derivatives to
- Derivatives used for risk management or      low cost                                  increase gain
  to increase the Fund's gain may not have                                             - The Fund only establishes hedges that
  the intended effects and may result in                                                 it expects will be highly correlated
  losses or missed opportunities                                                         with underlying positions
- The counterparty to a derivatives                                                    - While the Fund may use derivatives
  contract could default                                                                 that incidentally involve leverage,
- Derivatives that involve leverage could                                                it does not use them for the specific
  magnify losses                                                                         purpose of leveraging its portfolio
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the Fund's
  assets and defer recognition of certain
  of the Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is   - The Fund may enhance income through     - The adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral          approved borrowers
  not be returned if the borrower or the       received from the borrower              - The Fund receives collateral equal to
  lending agent defaults                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                  the securities loaned plus accrued
  risks of the securities in which it is                                                 interest
  invested                                                                             - The lending agents indemnify the Fund
                                                                                         against borrower default
                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                       - Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS
- The Fund's share price and performance     - Stocks have generally outperformed      - Under normal circumstances, the Fund
  will fluctuate in response to stock          more stable investments (such as          plans to remain fully invested in
  and/or bond market movements                 bonds and cash equivalents) over the      accordance with its policies. Equity
- Adverse market conditions may from time      long term                                 securities may include common stocks,
  to time cause the Fund to take temporary                                               convertible securities, preferred
  defensive positions that are                                                           stocks, depositary receipts (such as
  inconsistent with its principal                                                        American Depositary Receipts and
  investment strategies and may hinder the                                               European Depositary Receipts) trust
  Fund from achieving its investment                                                     or partnership interests, warrants,
  objective                                                                              rights and investment company
                                                                                         securities
                                                                                       - The Fund seeks to limit risk and
                                                                                         enhance performance through active
                                                                                         management and diversification
                                                                                       - During severe market downturns, the
                                                                                         Fund has the option of investing up
                                                                                         to 100% of assets in high quality
                                                                                         short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its            - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities and          benchmark due to these same choices       management on securities selection,
  asset allocation choices                                                               the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Fund anticipates that total
  reduce gains or create losses                could generate gains or reduce losses     foreign investments will not exceed
- The Fund could lose money because of       - Foreign investments, which represent      20% of total assets
  foreign government actions, political        a major portion of the world's          - The Fund actively manages the
  instability, or lack of adequate and         securities, offer attractive              currency exposure of its foreign
  accurate information                         potential performance and                 investments relative to its
- Currency and investment risks tend to be     opportunities for diversification         benchmark, and may hedge back into
  higher in emerging markets; these          - Emerging markets can offer higher         the U.S. dollar from time to time
  markets also present higher liquidity        returns                                   (see also "Derivatives"); these
  and valuation risks                                                                    currency management techniques may
                                                                                         not be available for certain emerging
                                                                                         markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing     - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                     attractive yields or potential growth     of net assets in illiquid holdings
- The Fund could be unable to sell these       than comparable widely traded           - To maintain adequate liquidity to
  holdings at the time or price it desires     securities                                meet redemptions, the Fund may hold
                                                                                         high quality short-term securities
                                                                                         (including repurchase agreements)
                                                                                         and, for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets, including drawing on a line
                                                                                         of credit

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          The Investment Company Act File No. for the Fund is 811-7843.


            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                   PR-SMCEAB-503

PROSPECTUS MAY 1, 2003

JPMORGAN U.S. EQUITY FUNDS

SELECT SHARES



TRUST SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Trust Small Cap Equity Fund                                      1

The Fund's Management and Administration                         7

How Your Account Works                                           8

   Buying Fund Shares                                            8

   Selling Fund Shares                                           9

   Exchanging Fund Shares                                        9

   Other Information Concerning the Fund                        10

   Distributions and Taxes                                      10

Risk and Reward Elements                                        12

Financial Highlights                                            14

How To Reach Us                                         Back cover

     JPMORGAN TRUST SMALL CAP EQUITY FUND
         (FORMERLY JPMORGAN SELECT SMALL CAP EQUITY FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 12-13.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index securities. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

     JPMORGAN TRUST SMALL CAP EQUITY FUND

INVESTMENT PROCESS

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, uses an active equity management style focused on companies with above market average price/earnings ratios and price/ book ratios, below average dividend yield and above average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value investing.


In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its Assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its Assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and to the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993      22.38%
1994      -1.73%
1995      19.86%
1996      15.86%
1997      17.67%
1998       3.41%
1999      -3.55%
2000      11.74%
2001      -4.36%
2002     -16.94%

BEST QUARTER 4th quarter, 1992       17.82%
---------------------------------------------
WORST QUARTER 3rd quarter, 1998     -15.93%
---------------------------------------------

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2002*


                                                 PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES       -16.94         -2.41            5.69
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                 -17.08         -4.12            N/A(1)
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES         -10.27         -1.90            N/A(1)
-----------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)           -14.63          2.44            9.64
-----------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                -19.24          1.38            8.70
-----------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
^   INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
------------------------------------------------------------------------------
OTHER EXPENSES(1)                                                       0.21
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      1.11

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- the Fund's total annual operating expenses are not reimbursed and remain the same as shown above.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST(S)
(WITH OR WITHOUT REDEMPTION)    113        353         612         1,352
--------------------------------------------------------------------------------

     THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER
JPMFAM (USA) is the investment adviser for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan
Chase.

During the fiscal year ended 12/31/02, the adviser was paid a management fee (net of waivers) of 0.34% of average daily net assets.

THE PORTFOLIO MANAGERS
Juliet Ellis serves as portfolio Manager to the Fund. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999 and is currently Vice President of JPMFAM
(USA) and CFA.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and the distributor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.


You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of the Fund without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

The Fund will not issue certificates for Select Shares.


SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.


The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to sell the Fund. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gains, if any, are distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities before      - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it could     attractive transaction opportunities      offset leverage risks
  be exposed to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the         - The Fund could realize gains in a       - The Fund generally avoids short-term
  Fund's brokerage and related costs          short period of time                      trading, except to take advantage of
- Increased short-term capital gains        - The Fund could protect against losses     attractive or unexpected
  distributions could raise shareholders'     if a stock is overvalued and its          opportunities or to meet demands
  income tax liability. Such an increase      value later falls                         generated by shareholder activity
  in transaction costs and/or tax
  liability, if not offset by gains from
  short-term trading, would reduce the
  Fund's returns.

DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with         - The Fund uses derivatives for hedging
  swaps, and forward foreign currency         underlying positions can reduce or        and for risk management (i.e., to
  contracts(1) that are used for hedging      eliminate losses at low cost              establish or adjust exposure to
  the portfolio or specific securities      - The Fund could make money and protect     particular securities, markets or
  may not fully offset the underlying         against losses if management's            currencies); risk management may
  positions and this could result in          analysis proves correct                   include management of the Fund's
  losses to the Fund that would not have    - Derivatives that involve leverage         exposure relative to its benchmark.
  otherwise occurred                          could generate substantial gains at       The Fund may also use derivatives to
- Derivatives used for risk management or     low cost                                  increase gain
  to increase the Fund's gain may not                                                 - The Fund only establishes hedges that
  have the intended effects and may                                                     it expects will be highly correlated
  result in losses or missed opportunities                                              with underlying positions
- The counterparty to a derivatives                                                   - While the Fund may use derivatives
  contract could default                                                                that incidentally involve leverage,
- Derivatives that involve leverage could                                               it does not use them for the specific
  magnify losses                                                                        purpose of leveraging its portfolio
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the Fund's
  assets and defer recognition of certain
  of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there     - The Fund may enhance income through     - The adviser maintains a list of
  is a risk that the loaned securities        the investment of the collateral          approved borrowers
  may not be returned if the borrower or      received from the borrower              - The Fund receives collateral equal to
  the lending agent defaults                                                            at least 100% of the current value of
- The collateral will be subject to the                                                 the securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested                                                                            - The lending agents indemnify the Fund
                                                                                        against borrower default
                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses
                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

MARKET CONDITIONS
- The Fund's share price and performance    - Stocks have generally outperformed      - Under normal circumstances, the Fund
  will fluctuate in response to stock         more stable investments (such as          plans to remain fully invested in
  and/or bond market movements                bonds and cash equivalents) over the      accordance with its policies. Equity
- Adverse market conditions may from time     long term                                 securities may include common stocks,
  to time cause the Fund to take                                                        convertible securities, preferred
  temporary defensive positions that are                                                stocks, depositary receipts (such as
  inconsistent with its principal                                                       American Depositary Receipts and
  investment strategies and may hinder                                                  European Depositary Receipts) trust
  the Fund from achieving its investment                                                or partnership interests, warrants,
  objective                                                                             rights and investment company
                                                                                        securities
                                                                                      - The Fund seeks to limit risk and
                                                                                        enhance performance through active
                                                                                        management and diversification
                                                                                      - During severe market downturns, the
                                                                                        Fund has the option of investing up
                                                                                        to 100% of assets in high quality
                                                                                        short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities and         benchmark due to these same choices       management on securities selection,
  asset allocation choices                                                              the area where it believes its
                                                                                        commitment to research can most
                                                                                        enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could    - Favorable exchange rate movements       - The Fund anticipates that total
  reduce gains or create losses               could generate gains or reduce losses     foreign investments will not exceed
- The Fund could lose money because of      - Foreign investments, which represent      20% of total assets
  foreign government actions, political       a major portion of the world's          - The Fund actively manages the
  instability, or lack of adequate and        securities, offer attractive              currency exposure of its foreign
  accurate information                        potential performance and                 investments relative to its
- Currency and investment risks tend to       opportunities for diversification         benchmark, and may hedge back into
  be higher in emerging markets; these      - Emerging markets can offer higher         the U.S. dollar from time to time
  markets also present higher liquidity       returns                                   (see also "Derivatives"); these
  and valuation risks                                                                   currency management techniques may
                                                                                        not be available for certain emerging
                                                                                        markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing    - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                    attractive yields or potential growth     of net assets in illiquid holdings
- The Fund could be unable to sell these      than comparable widely traded           - To maintain adequate liquidity to
  holdings at the time or price it desires    securities                                meet redemptions, the Fund may hold
                                                                                        high quality short-term securities
                                                                                        (including repurchase agreements)
                                                                                        and, for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets, including drawing on a line
                                                                                        of credit

     FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN TRUST SMALL CAP EQUITY FUND*

                                                                   11/1/01
                                                   YEAR ENDED      THROUGH      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02   12/31/01**        10/31/01     10/31/00     10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  40.46     $  36.65        $  51.12     $  47.66     $  52.73     $  60.54
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                        0.04         0.01            0.10         0.08         0.64         0.74

     Net Gains or Losses on Securities
       (both realized and unrealized)                   (6.86)        3.81           (7.61)       12.44        (2.50)       (5.72)
                                                     --------     --------        --------     --------     --------     --------
     Total from Investment Operations                   (6.82)        3.82           (7.51)       12.52        (1.86)       (4.98)

   Less Distributions:

     Dividends from Net Investment Income                0.03         0.01            0.14         0.08         0.64         0.75

     Distributions from Capital Gains                    0.26           --            6.82         8.98         2.57         2.08
                                                     --------     --------        --------     --------     --------     --------
     Total Distributions                                 0.29         0.01            6.96         9.06         3.21         2.83

Net Asset Value, End of Period                       $  33.35     $  40.46        $  36.65     $  51.12     $  47.66     $  52.73
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                           (16.94%)      10.42%(a)      (15.47%)      30.16%       (4.20%)      (8.53%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (in millions)         $    259     $    317        $    299     $    380     $    339     $    418
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.51%        0.40%           0.34%        0.50%        0.04%        0.02%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                        0.10%        0.09%           0.28%        0.19%        1.16%        1.28%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  1.11%        1.12%           1.13%        1.07%        0.86%        0.85%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              (0.50%)      (0.63%)         (0.51%)      (0.38%)       0.34%        0.45%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    52%           7%(a)          50%          76%          55%           6%
----------------------------------------------------------------------------------------------------------------------------------

 ** The Fund changed its fiscal year end from October 31 to December 31.
(a) Not annualized.
  # Short periods have been annualized.
  * Formerly JPMorgan Select Small Cap Equity Fund.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of this document and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File Nos. is 811-7843

            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2003


                                                                    PR-TSCES-503

                           JPMORGAN U.S. EQUITY FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003



                        J.P. MORGAN MUTUAL FUND SELECT GROUP
                      (formerly Mutual Fund Select Group)
              JPMORGAN MID CAP EQUITY FUND ("Mid Cap Equity Fund")
                 (formerly JPMorgan Select Mid Cap Equity Fund)
         JPMORGAN TRUST SMALL CAP EQUITY FUND ("Small Cap Equity Fund")
                (formerly JPMorgan Select Small Cap Equity Fund)


                      522 FIFTH AVENUE, NEW YORK, NY 10036


    This Statement of Additional Information is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated May 1, 2003 for JPMorgan Mid Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above, dated December 31, 2002. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.



    For more information about the Funds and financial statements, simply write or call for:



    SELECT CLASS, CLASSES A AND B SHARES
    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121


    1-800-348-4782


                                                                  SAI-EQMFSG-503

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   16
Performance Information...........................   20
Net Asset Value...................................   22
Purchases, Redemptions and Exchanges..............   24
Distributions and Tax Matters.....................   28
Trustees..........................................   34
Officers..........................................   37
Codes of Ethics...................................   39
Investment Adviser................................   39
Administrator and Sub-Administrator...............   41
Distributor.......................................   42
Distribution Plan.................................   43
Shareholder Servicing.............................   44
Custodian.........................................   45
Transfer Agent....................................   46
Financial Professionals...........................   46
Independent Accountants...........................   46
General Information...............................   46
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                    GENERAL



    J.P. Morgan Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. Effective April 30, 2003, the name of the Trust was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group. Mid Cap Equity Fund and Trust Small Cap Equity Fund are series of the Trust. The Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information ("SAI") as the "Shares." The Funds offer Select Class shares. In addition, the Mid Cap Equity Fund offers Class A and Class B shares.



    As of the date of this Statement of Additional Information, the Funds will be re-named with the approval of the Board of Trustees of the Trust:



NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Mid Cap Equity Fund                JPMorgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund        JPMorgan Select Small Cap Equity Fund



    Effective February 28, 2001, the Funds were renamed with the approval of the Board of Trustees of the Trust:



NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Select Mid Cap Equity Fund         Chase Vista Select New Growth Opportunities Fund
JPMorgan Select Small Cap Equity Fund       Chase Vista Select Small Cap Value Fund



    The Funds are advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)" or the "Adviser").



    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.



    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES



    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.



    BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.



    The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.


    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.


    DEPOSITARY RECEIPTS. The Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.



    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.


    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


    COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies a Fund's quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.



    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreements are fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.



    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.


    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value ("NAV") and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with its custodian, a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.



    PARTICIPATION CERTIFICATES. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase more, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.



    A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.


    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by a Fund, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.


    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar roll and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.



    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



    The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.



    STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.



    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in a transaction exempt from registration under the Securities Act.


    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.


    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.



    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.


    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current Prospectuses as well as provide useful information to prospective investors.


    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.


    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.



    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.


    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total NAV of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.


    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    The Federal income tax treatment with respect to these types of interest rate and currency transactions may impose limitations on the extent to which a Fund may engage in such transactions.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


    The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    MORTGAGE DOLLAR ROLLS TRANSACTIONS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% of a Fund's total assets.



    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.


    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.


    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its restriction on illiquid investments.


    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission) and each Fund will limit its use of futures contracts and options on futures contracts so that it will not be a "commodity pool operator" for purposes of the Federal commodities laws.



    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.



                            INVESTMENT RESTRICTIONS


    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund:


        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;


        (2) may make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
    (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.



    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:



        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, (i) the Mid Cap Equity Fund will not invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, the Trust Small Cap Equity Fund may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, in addition, each Fund may not: (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.


        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such Adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.



    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the Adviser will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its Adviser believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


    The Funds' portfolio turnover rates for the fiscal periods indicated were as follows:


                                                   FOR THE FISCAL PERIOD
                                                          11/1/01
                                FISCAL YEAR ENDED         THROUGH         FISCAL YEAR ENDED
                                    10/31/01             12/31/01             12/31/02
                                -----------------  ---------------------  -----------------
Mid Cap Equity Fund                        55%                    2%                84%
Trust Small Cap Equity Fund                50%                    7%                52%



    Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to any Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.



    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, JPMFAM (USA) may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services":
(i) includes advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iv) effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreement. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser's may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase & Co. act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.

    The Funds paid brokerage commissions for the fiscal periods indicated as follows:


                                                        FOR THE FISCAL PERIOD
                                  FISCAL      FISCAL           11/1/01           FISCAL
                                YEAR ENDED  YEAR ENDED         THROUGH         YEAR ENDED
                                 10/31/00    10/31/01         12/31/01          12/31/02
                                ----------  ----------  ---------------------  ----------
Mid Cap Equity Fund              $229,395     182,157            4,521          $147,324
Trust Small Cap Equity Fund       535,653     351,072           40,834           331,710



                            PERFORMANCE INFORMATION



    From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.



    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-,five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.



    In connection with the conversion of various common trust funds maintained by a predecessor to JPMorgan Chase Bank into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Mid Cap Equity Fund (formerly Select Mid Cap Equity Fund) was established on 1/1/97 to receive the assets of the Emerging Growth Fund of The Chase Manhattan Bank and the Trust Small Cap Equity Fund (formerly Select Small Cap Equity Fund) was established to receive the assets of The Smaller Companies Equities Fund of Chemical Bank.



    Performance results presented for the Funds will be based upon the performance of the Emerging Growth Fund of The Chase Manhattan Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.



                              TOTAL RATE OF RETURN


    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF DR

Where:  P                =    a hypothetical initial payment of $1,000.
        T                =    average annual total return (before taxes, after taxes on
                              distributions, or after taxes on distributions and sale of
                              Fund shares, as applicable).
        n                =    number of years
        ERV              =    ending redeemable value of a hypothetical $1,000 payment
                              made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                              portion).
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF D                  beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions but not after taxes on
                              redemption.
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF DR                 beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions and redemption.

                     AVERAGE ANNUAL TOTAL RATE OF RETURNS*
            (INCLUDING SALES CHARGES AS SET FORTH IN THE PROSPECTUS)



    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending December 31, 2002, were as follows:



                                           ONE             FIVE        TEN
FUND                                      YEAR            YEARS       YEARS
----                                 ---------------  --------------  ------
Mid Cap Equity Fund Select Class
  Shares -
  before taxes                               -13.39%           6.76%   9.82%
  after taxes on distributions               -14.30%           4.31%   N/A*
  after taxes on distributions and
    sale of fund shares                       -7.58%           5.26%   N/A*
Trust Small Cap Equity Fund Select
  Class Shares -
  before taxes                               -16.94%          -2.41%   5.69%
  after taxes on distributions               -17.08%          -4.12%   N/A*
  after taxes on distributions and
    sale of fund shares                      -10.27%          -1.90%   N/A*



  * After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.



    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.



    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.



    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.



                                NET ASSET VALUE



    Each of the Funds computes its NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

    The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange is based on the last sale price the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.



    Options on stock indexes traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.



    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days will be valued using the amortized cost method.



    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.



    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.



    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The Funds' transfer agent, DST Systems, Inc., transfer agent of the Fund, ("DST" or "Transfer Agent"), may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.



    An investor may buy shares in a Fund by: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center; or (iii) for the purchase Class A or B shares of Mid Cap Equity Fund, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.



    The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.



    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time, however, options are priced at 4:15 p.m., Eastern Standard Time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.



    The following discussion, to the extent it concerns Class A and Class B shares, relates solely to the Mid Cap Equity Fund.



    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Mid Cap Equity Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.



    The broker-dealer allocation for the Mid Cap Equity Fund with a 5.75% sales charge on Class A shares is set forth below:


                                         SALES CHARGE AS A
                                           PERCENTAGE OF:
                                     --------------------------  AMOUNT OF SALES CHARGE REALLOWED TO
AMOUNT OF TRANSACTION AT                             NET AMOUNT      DEALERS AS A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE   INVESTED             OFFERING PRICE
------------------                   --------------  ----------  -----------------------------------
Under 100,000                               5.75         6.10                           5.00
100,000 but under 250,000                   3.75         3.90                           3.25
250,000 but under 500,000                   2.50         2.56                           2.25
500,000 but under 1,000,000                 2.00         2.04                           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.



    At times the Distributor may re-allow up to the entire sales charge to certain broker dealers. In those instances, broker-dealers selling Class A shares of the Mid Cap Equity Fund may be deemed to be underwriters under the 1933 Act.



    Effective January 1, 2002, if shares are redeemed within 12 months of the purchase date, broker-dealers that have received the commissions described above will be required to reimburse the Distributor: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.



    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of cost of the shares being redeemed or their NAV at the time of redemption.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about the Fund combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.


    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.


    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the

Fund with purchases of Class A shares of any other JPMorgan Funds (or if a fund has only one class, shares of such fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A of a Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount, and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.


    No initial sales charge will apply to the purchase of the Fund's Class A shares if the investor is (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) investing through any qualified retirement plan with 50 or more participants, or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.


    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.


    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in JPMorgan Funds.



    Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any former Chase Vista Funds, provided there is no change in account registration.



    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at NAV.



    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at NAV next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (in an amount not in excess of the redemption proceeds), and shares will be purchased at the next determined NAV. Class B shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase
Class A shares with no initial sales charge (in an amount not in excess of the redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.



    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Mid Cap Equity Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund may discontinue this exchange privilege at any time. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.



    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at NAV.



    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered are sold in the state where the exchange is to be made. Shares of Mid Cap Equity Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.



    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.



    The CDSC for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectus. In addition, subject to confirmation of a shareholder's status, the CDSC charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of its participants prior to the expiration of the CDSC period, as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converted. The conversion of Class B shares will be effected at the relative NAV per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAV per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as RIC under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES


    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


    At December 31, 2002, the Funds had capital loss carryovers which will be available to offset future capital gains. The amount of the carryovers and the expiration dates are as follows (amounts in thousands):



                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  ----------
Trust Small Cap Equity Fund                  $6,751       12/31/10


    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT") the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.



    Each Fund can invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.

    Alternatively, the Fund may be allowed to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.


    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    TRUSTEES



    The names of the Trustees of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (DOB);                                                            FUND COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
THE TRUST, SINCE                          DURING PAST 5 YEARS              TRUSTEE                   FUND COMPLEX
----------------                     ------------------------------  --------------------  --------------------------------
INDEPENDENT TRUSTEES
-----------------------------------
William J. Armstrong (12/04/1941);   Retired; Vice-President &                78           None
  Trustee of the Trust, since 1996.  Treasurer of Ingersoll-Rand
                                     Company (manufacturer of
                                     industrial equipment)
                                     (1972-2000)

Roland R. Eppley, Jr. (04/01/1932);  Retired                                  78           None
  Trustee of the Trust, since 1996.

Dr. Matthew Goldstein (11/10/1941);  Chancellor of the City                   78           Trustee of the Albert Einstein
  Trustee of the Trust, since 2003.  University of New York, since                         School of Medicine
                                     September 1, 1999; President,                         (1998-present); Trustee of Bronx
                                     Adelphi University (New York)                         Lebanon Hospital Center
                                     (1998-1999).                                          (1992-present); Director of New
                                                                                           Plan Excel Realty Trust, Inc
                                                                                           (real estate investment company)
                                                                                           (2000-present); Director of
                                                                                           Lincoln Center Institute for the
                                                                                           Arts in Education
                                                                                           (1999-present); Director of
                                                                                           Jewish Community Relations
                                                                                           Counsel of New York, Inc
                                                                                           (2000-present); Director of
                                                                                           United Way of New York City
                                                                                           (2002-present).

Ann Maynard Gray (08/22/1945);       Vice President of Capital                78           Director of Duke Energy
  Trustee of the Trust, since 2001.  Cities/ABC, Inc.                                      Corporation (1997-Present)
                                     (communications) (1986-1998);                         Director of Elan Corporation,
                                     President of Diversified                              Plc (pharmaceuticals)
                                     Publishing Group (1991-1997)                          (2001-Present); Director of The
                                                                                           Phoenix Companies (wealth
                                                                                           management services) (2002-
                                                                                           Present)

Matthew Healey (08/23/1937);         Retired; Chief Executive                 78           None
  Trustee of the Trust, since 2001.  Officer of certain J.P. Morgan
  President of the Board of          Fund trusts (1982-2001)
  Trustees, since 2001.

William G. Morton, Jr.               Formerly Chairman Emeritus               78           Director of Radio Shack
  (03/13/1937); Trustee of the       (March 2001-October 2002), and                        Corporation (electronics)
  Trust, since 2003.                 Chairman and Chief Executive                          (1987-present); Director of the
                                     Officer, Boston Stock Exchange                        Griswold Company (securities
                                     (June 1985-March 2001).                               brokerage) (2002-present);
                                                                                           Director of The National
                                                                                           Football Foundation and College
                                                                                           Hall of Fame (1994-present);
                                                                                           Trustee of the Berklee College
                                                                                           of Music (1998-present); Trustee
                                                                                           of the Stratton Mountain School
                                                                                           (2001-present).

Robert J. Higgins (10/09/1945);      Director of Administration of            78           Director of Providian Financial
  Trustee of the Trust, since 2002.  the State of Rhode Island                             Corp. (banking) (2002-Present)
                                     (currently); President --
                                     Consumer Banking and
                                     Investment Services Fleet
                                     Boston Financial (1971-2002)

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (DOB);                                                            FUND COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
THE TRUST, SINCE                          DURING PAST 5 YEARS              TRUSTEE                   FUND COMPLEX
----------------                     ------------------------------  --------------------  --------------------------------
Fergus Reid, III (08/12/1932);       Chairman of Lumelite                     78           Trustee of 16 Morgan Stanley
  Trustee of the Trust, since 1996.  Corporation (plastics                                 Funds (1995-Present)
  Chairman of the Board of           manufacturing) (currently);
  Trustees, since 2001.              Chairman and CEO of Lumelite
                                     Corporation (1985-2002)

James J. Schonbachler (01/26/1943);  Retired; Managing Director of            78           None
  Trustee of the Trust, since 2001.  Bankers Trust Company
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)
                                     (1995-1997)

INTERESTED TRUSTEE
-----------------------------------
Leonard M. Spalding, Jr.*            Retired; Chief Executive                 78           None
  (07/20/1935); Trustee of the       Officer of Chase Mutual Funds
  Trust, since 1996.                 (investment company)
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management) (1990-1998); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)
                                     (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended December 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended December 31, 2002. The members of the Investment Committee are
Messrs. Spalding (Chairman), Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended December 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the fiscal year ended December 31, 2002.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 of each Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                                               AGGREGATE OWNERSHIP OF
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                           OWNERSHIP OF                                        OVERSEEN BY TRUSTEE IN
                                          MID CAP EQUITY           OWNERSHIP OF TRUST           FAMILY OF INVESTMENT
NAME OF TRUSTEE                                FUND               SMALL CAP EQUITY FUND              COMPANIES
---------------                      -------------------------  -------------------------  ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                           None                       None                     Over $100,000
Roland R. Eppley, Jr.                          None                       None                     Over $100,000
Matthew Goldstein                              None                       None                           $0
Ann Maynard Gray                               None                       None                    $10,001--$50,000
Matthew Healey                                 None                       None                     Over $100,000
Robert J. Higgins                              None                       None                           $0
William G. Morton, Jr.                         None                       None                           $0
Fergus Reid, III                               None                       None                     Over $100,000
James J. Schonbachler                          None                       None                   $50,001--$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                       None                       None                     Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

    As of April 1, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.



    Trustee compensation expenses paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:



                                                                     AGGREGATE TRUSTEE
                                         TRUSTEE COMPENSATION          COMPENSATION
                                     ----------------------------      PAID FROM THE
                                       MID CAP    TRUST SMALL CAP          FUND
                                     EQUITY FUND    EQUITY FUND           COMPLEX
                                     -----------  ---------------  ---------------------
INDEPENDENT TRUSTEES
William J. Armstrong                    $159           $324              $120,000
Roland R. Eppley, Jr.                    159            324               120,000
Matthew Goldstein                          0              0                     0
Ann Maynard Gray                         159            324               120,000
Matthew Healey                           212            433               160,000
Robert J. Higgins                         97            193                70,000
William G. Morton, Jr.                     0              0                     0
Fergus Reid, III                         332            676               250,000
James J. Schonbachler                    159            324               120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 159            324               120,000



   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the Eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each Eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.



    The Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.



                                    OFFICERS



    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



            NAME (DOB);
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
George Gatch (12/21/1962);           Managing Director, J.P. Morgan
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business
                                     ("FFI"); he has held numerous
                                     positions throughout the firm
                                     in business management,
                                     marketing and sales.

David Wezdenko (10/02/1963);         Managing Director, J.P. Morgan
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for FFI;
                                     since joining J.P. Morgan
                                     Chase in 1996, he has held
                                     numerous financial and
                                     operations related positions
                                     supporting the J.P. Morgan
                                     pooling funds business.

Sharon Weinberg (06/15/1959);        Managing Director, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for FFI; since joining J.P.
                                     Morgan Chase in 1996, she has
                                     held numerous positions
                                     throughout the asset
                                     management business in mutual
                                     funds marketing, legal and
                                     product development.

Stephen Ungerman (06/02/1953); Vice  Vice President, J.P. Morgan
President and Assistant Treasurer    Investment Management Inc. and
(2001)                               J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Business Head for Vehicle
                                     Services Group within Fund
                                     Administration; prior to
                                     joining J.P. Morgan Chase in
                                     2000, he held a number of
                                     senior management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Associate
                                     General Counsel, Tax Director
                                     and Co-head of Fund
                                     Administration Department;
                                     Mr. Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

Judy R. Bartlett (05/29/1965); Vice  Vice President and Assistant
President and Assistant Secretary    General Counsel, J.P. Morgan
(2001)                               Investment Management Inc.and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000, she
                                     was an attorney at New York
                                     Life Insurance Company where
                                     she served as Assistant
                                     Secretary for the Mainstay
                                     Funds; from October 1995
                                     through July 1998,
                                     Ms. Bartlett was an associate
                                     at the law firm of Willkie
                                     Farr & Gallagher.

Joseph J. Bertini (11/04/1965);      Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.

Wayne H. Chan (06/27/1965); Vice     Vice President and Assistant
President and Assistant              General Counsel, J.P. Morgan
Secretary (2003)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2002; prior to
                                     joining J.P. Morgan Chase &
                                     Co., Mr. Chan was an associate
                                     at the law firm of Shearman &
                                     Sterling from May 2001 through
                                     September 2002; Swidler Berlin
                                     Shereff Friedman LLP from June
                                     1999 through May 2001 and
                                     Whitman Breed Abbott &
                                     Morgan LLP from September 1997
                                     through May 1999.

Thomas J. Smith (06/24/1955); Vice   Managing Director, Head of
President and Assistant Secretary    Compliance for J.P. Morgan
(2002)                               Chase & Co.'s asset management
                                     business in the Americas. An
                                     employee since 1996, he
                                     previously worked in the
                                     Investment Management - Risk
                                     Management/Compliance group
                                     for the Chase Manhattan
                                     Corporation.

Paul M. DeRusso (12/03/1954);        Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (09/08/1974);          Associate, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting & Expense Analyst
                                     for the Funds Administration
                                     Group. From October 1996 to
                                     March 1999 she was Section
                                     Head in the Fund Account Group
                                     at Morgan Stanley Dean Witter.

Mary Squires (01/08/1955);           Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

Nimish S. Bhatt (06/06/1963);        Senior Vice President of Fund
Assistant Treasurer (2001)*          Administration and Financial
                                     Services of BISYS Investment
                                     Services, Inc. since November
                                     2000; various positions held
                                     within BISYS since 1996,
                                     including Senior Vice
                                     President of Tax, Quality
                                     Assurance and Alternative
                                     Investments.

            NAME (DOB);
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Arthur A. Jensen (09/28/1966);       Vice President of Financial
Assistant Treasurer (2001)*          Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly Section Manager
                                     at Northern Trust Company and
                                     Accounting Supervisor at
                                     Allstate Insurance Company.

Martin R. Dean (11/27/1963);         Vice President of Compliance
Assistant Treasurer (2001)*          of BISYS Investment
                                     Services, Inc.

Alaina Metz (04/07/1967); Assistant  Vice President of BISYS
Secretary (2001)*                    Investment Services, Inc.;
                                     formerly, Chief Administrative
                                     Officer Supervisor -Blue Sky
                                     Compliance for BISYS
                                     Investment Services, Inc.

Lisa Hurley (05/29/1955); Assistant  Executive Vice President and
Secretary (2001)**                   General Counsel of BISYS
                                     Investment Services, Inc.;
                                     formerly Counsel to Moore
                                     Capital Management and General
                                     Counsel to Global Asset
                                     Management

Ryan M. Louvar (02/18/1972);         Counsel of Legal Services,
Assistant Secretary (2003)***        BISYS Investment Services,
                                     Inc. since 2000; formerly
                                     Attorney at Hill, Farrer &
                                     Burrill LLP from 1999 to 2000
                                     and Knapp Petersen &
                                     Clarke, PC from 1997 to 1999.



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 ** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Suite 1300, Boston,
     MA 02109.




    As of April 1, 2003, the officers and Trustees as a group owned less than 1% of each class of the shares of each Fund.


                                CODES OF ETHICS


    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by each Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.



                               INVESTMENT ADVISER



    Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between the Trust on behalf of the Funds and JPMFAM (USA), JPMFAM (USA) serves as investment adviser, as discussed in the "General" section.



    Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arrange for the execution of Fund transactions and generally manage the Funds' investments. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a subsidiary of J.P. Morgan Chase. JPMFAM (USA) is registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMFAM (USA) acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMFAM (USA) are located at 522 Fifth Avenue, New York, New York 10036.



    Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.



    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" sections.



    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and do render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and act as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions" section.



    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.


    In consideration of the services provided by JPMFAM (USA) pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.


    Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds and Chase Fleming Asset Management (USA) Inc. serviced as sub-adviser to the Funds.



    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.



    For the fiscal periods indicated, JPMFAM (USA) and for the periods before February 28, 2001, The Chase Manhattan Bank, earned advisory fees and voluntarily waived the amounts in parentheses as follows (in thousands):



                                                                 FOR THE FISCAL
                                                                 PERIOD 11/1/01  FISCAL YEAR
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED     THROUGH         ENDED
                               10/31/00           10/31/01          12/31/01       12/31/02
                           -----------------  -----------------  --------------  ------------
Mid Cap Equity Fund         $ 973    $ (692)   $ 988    $ (478)   $156    $(62)  $ 963  $(132)
Trust Small Cap Equity
  Fund                      2,391    (1,222)   2,812    (1,593)    338    (223)  1,949   (918)



    The Advisory Agreement provides that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the continuation of the advisory agreement for each Fund.


    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees requests that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangement and similar arrangements by other investment companies, particularly with regard to levels of advisory fees and overall expense ratios (both pre- and post-expense reimbursement) and each Fund's expenses relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds, in light of the quality of the services rendered by the Adviser to the Funds, the fees borne by the Funds and the comparative fee information. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the Funds, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.


    In reaching their decision to approve the Advisory Agreement, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the Advisory Agreement was in the best interest of each Fund and its shareholders.


                      ADMINISTRATOR AND SUB-ADMINISTRATOR



    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


    JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.


    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or

"interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement, terminable without penalty by the Trust on behalf of each Fund on 60 days written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither JPMorgan Chase Bank or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.


    Prior to September 10, 2001, pursuant to an Administration Agreement with Trust on behalf of the Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreement, the administrator received 0.10% of the average daily net assets of such Funds.



    The table below sets forth the administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                                         FOR THE
                                                      FISCAL PERIOD
                           FISCAL YEAR  FISCAL YEAR      11/1/01      FISCAL YEAR
                              ENDED        ENDED         THROUGH         ENDED
                            10/31/00      10/31/01       12/31/01      12/31/02
                           -----------  ------------  --------------  -----------
Mid Cap Equity Fund        $150  $(23)   $163   $(9)   $36     $(10)  $222  $(68)
Trust Small Cap Equity
  Fund                     368   (197)   362    (51)    78     (21)   450   (129)



    Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with the Trust, on behald of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund (amounts in thousands):



                                FISCAL YEAR   FISCAL PERIOD
                                   ENDED      FROM 11/1/00
                                 10/31/00    THROUGH 9/9/01
                                -----------  ---------------
Mid Cap Equity Fund             $75   $(60)   $65     $(52)
Trust Small Cap Equity Fund     184   (128)   142     (113)


                                  DISTRIBUTOR


    The Distributor services as the Trust's exclusive distributor and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Distributor. The Distributor is a wholly-owned indirect, subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to the Funds for a period of two years after execution and from year to year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of each Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of each Fund's outstanding voting securities present at a meeting if the holders of more than 50% of each Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding voting securities, whichever is less.



                               DISTRIBUTION PLAN



    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A and B shares of the Mid Cap Equity Fund, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for the Mid Cap Equity Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Mid Cap Equity Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if a Fund accumulates a critical mass.



    Class A shares pay a Distribution Fee of 0.25%, and Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 5.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.


    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.


    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAVs of Class A shares, or 0.25% annualized of the average NAV of the Class B shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Trail or maintenance commissions on Class B shares may be paid to broker-dealers prior to the 13th month following the purchase of such Class B shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Mid Cap Equity Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").


    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any class of the Mid Cap Equity Fund at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



                             SHAREHOLDER SERVICING



    The Trust on behalf of each of the Funds have entered into Shareholder Servicing Agreement, which enables the Funds may obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreement, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund Shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.



    Under the Shareholder Servicing Agreement, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund Shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.



Select Class, Class A and Class B Shares            0.25%



    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived (in parentheses) for the fiscal periods indicated were as follows (in thousands):



                                                 FOR THE
                                              FISCAL PERIOD
                                                 11/1/01
                           FISCAL YEAR ENDED     THROUGH     FISCAL YEAR
                               10/31/01         12/31/01       12/31/02
                           -----------------  -------------  ------------
Mid Cap Equity Fund         $380     $(380)    $60    $(60)  $ 370  $(343)
Trust Small Cap Equity
  Fund                       839      (839)    130    (130)    750   (750)


    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.



    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.


                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as each Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Funds.



    For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first
$10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.



    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.



    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.



                                 TRANSFER AGENT



    The Trust has also entered into a Transfer Agency Agreement with DST, pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.



                            FINANCIAL PROFESSIONALS



    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.



    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.



    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.



                            INDEPENDENT ACCOUNTANTS



    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    J.P. Morgan Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust currently consists of seven series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.



    The Trust Small Cap Equity Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.



    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.



    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.



    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                               PRINCIPAL HOLDERS


    As of March 31, 2003, the following owned of record, or were known by the Trust to beneficially own 5% or more of the outstanding shares of the Funds.



FUND AND CLASS OF SHARES                 NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------             ----------------------------------------  ---------------

Mid Cap Equity                       BALSA & CO REBATE ACCOUNT                     62.10%
  (Select Class Shares)              MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   18.14%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

Trust Small Cap Equity               BALSA & CO REBATE ACCOUNT                     70.59%
  (Select Class Shares)              MUTUAL FUNDS UNIT 16 HCB 340
                                     PO BOX 2558
                                     HOUSTON TX 77252-2558

                                     PENLIN & CO                                   12.79%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                                     LIVA & COMPANY                                 8.96%
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY 14603-1412

                              FINANCIAL STATEMENTS


    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2002 annual report filing made with the SEC on March 5, 2003 (0001047469-03-007712) pursuant to Section 30(b) of the 1940 Act and
Rule 30b2-1 thereunder.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

                                  DEFINITIONS

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C


                      J.P.MORGAN MUTUAL FUND SELECT GROUP
                            PART C. OTHER INFORMATION


ITEM 23.   Exhibits

Exhibit
Number
- -------
(a)(1)    Declaration of Trust (1)
(a)(2)    Amendment No. 2 to Declaration of Trust. (6)
(a)(3)    Amendment No. 3 to the Declaration of Trust. (9)
(a)(4)    Amendment No. 4 to the Declaration of Trust, filed herewith.
(a)(5)    Amendment No. 5 to the Declaration of Trust, filed herewith.
(b)(1)    By-laws. (1)
(b)(2)    Amendment to By-laws. (8)
(c)       Not applicable.
(d)(1)    Form of Investment Advisory Agreement. (1)
(d)(2)    Form of Investment Subadvisory Agreement. (1)
          Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)       Form of Distribution Agreement.(5)
(f)       Not applicable.
(g)(1)    Form of Custodian Agreement. (1)
(g)(2)    Form of Global Custody Agreement, dated September 7, 2001. (9)
(g)(3)    Fee Schedule for Custodian Agreement. (8)
(h)(1)    Form of Transfer Agency Agreement. (1)
(h)(2)    Form of Administration Agreement. (1)
(h)(3)    Form of Administration Agreement, dated September 7, 2001. (9)
(h)(4)    Form of Shareholder Servicing Agreement, dated September 7, 2001. (9)
(h)(5)    Form of Fee Waiver Agreement.(10)
(i)       Opinion re: Legality of Securities being Registered. (4)
(j)       Consent of Independent Accountants, filed herewith.
(k)       Inapplicable.

(l)           Form of Share Purchase Agreement. (3)
(n)           Form of Rule 18f-3 Multi-Class Plan.(5)
(o)           Reserved.
(p)(1)        Code of Ethics for Funds. (9)
(p)(2)        Code of Ethics of JPMFD. (9)
(p)(3)        Code of Ethics of Advisers. (9)
Ex. 99(1)     Powers of Attorney for:
              William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann
              Maynard Gray, Matthew Healey, Fergus Reid, III, James J.
              Schonbachler, Leonard M. Spalding, H. Richard Vartabedian and
              David Wezdenko.(5)
Ex. 99(2)     Power of Attorney for Robert J. Higgins. (6)
Ex. 99(3)     Power of Attorney for William G. Morton, Jr.
Ex. 99(4)     Power of Attorney for Dr. Matthew Goldstein.

---------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13317) as filed with the Securities and Exchange Commission on October 2, 1996.
(3) Filed as an exhibit to Pre-effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.
(4) Filed as an exhibit to Pre-effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.
(5) Incorporated by reference to Amendment No. 9 to the Registration Statement filed with the SEC on September 7, 2001.
(6) Incorporated by reference to Amendment No. 16 to the Registration Statement filed with the SEC on August 30, 2002.
(7) Incorporated by reference to Amendment No. 20 to Registration Statement filed with the SEC on November 22, 2002.
(8) Incorporated by reference to Amendment No. 19 to Registration Statement filed with the SEC on January 3, 2003.
(9) Incorporated by reference to Amendment No. 20 to Registration Statement filed with the SEC on January 31, 2003.

    Incorporated by reference to Amendment No. 21 to Registration Statement filed with the SEC on February 28, 2003.


ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant


          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (1) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (2) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (2) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (3) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser.

The business of the Adviser is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters

          (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

           J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036.
J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

           J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

           J.P. Morgan Fleming Mutual Fund Group, Inc.
           J.P. Morgan Funds
           J.P. Morgan Institutional Funds
           J.P. Morgan Series Trust
           J.P. Morgan Series Trust II
           J.P. Morgan Mutual Fund Group
           J.P. Morgan Mutual Fund Investment Trust
           J.P. Morgan Mutual Fund Select Group
           J.P. Morgan Mutual Fund Select Trust
           J.P. Morgan Mutual Fund Trust
           J.P. Morgan Mutual Fund Variable Annuity Trust
           Growth and Income Portfolio
           JPMorgan Value Opportunities Fund
           J.P. Morgan Fleming Series Trust
           J.P. Morgan Mutual Fund Series

          (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
- ----------------                    --------------------                                --------------------
Lynn J. Mangum                      Chairman                                             None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                  Vice President/Assistant Compliance Officer          None
3435 Stelzer Road
Columbus, OH 43219

Dennis Sheehan                      Director/Treasurer                                   None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                       Secretary                                            None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016

Robert A. Bucher                    Financial Operations Officer                         None
90 Park Ave.
New York, NY 10016

Richard F. Froio                    Vice President/Chief Compliance Officer              None
60 State Street
Boston, MA 02109

William J. Tomko                    President                                            None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                                               Address
                  ----                                               -------
J.P. Morgan Fund Distributors, Inc.                                  522 Fifth Avenue
                                                                     New York, NY 10036

DST Systems, Inc.                                                    210 W. 10th Street,
                                                                     Kansas City, MO 64105

JPMorgan Chase Bank                                                  3 Chase Metro Tech Center
                                                                     Brooklyn, NY 11245

J.P. Morgan Fleming Asset Mangement, Inc. (USA)                      522 Fifth Avenue
                                                                     New York, NY 10036

J.P. Morgan Fleming Asset Management, (London) Limited               20 Finsbury Street
                                                                     London, EC2Y9AQ

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 30th day of April, 2003.

                                        J.P.MORGAN MUTUAL FUND SELECT GROUP

                                        By: /s/ George Gatch
                                        --------------------------
                                                George Gatch
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2003.


             *                     Chairman and Trustee
- -------------------------------
    Fergus Reid, III

             *                     Trustee
- -------------------------------
    William J. Armstrong

             *
- -------------------------------  Trustee
    Roland R. Eppley, Jr.

             *                     Trustee
- -------------------------------
    Ann Maynard Gray

             *                     President of the
- -------------------------------  Board of Trustees
    Matthew Healey                 and Trustee

             *                     Trustee
- -------------------------------
    Robert J. Higgins

             *
- -------------------------------  Trustee
    James J. Schonbachler

             *                     Trustee
- -------------------------------
    Leonard M. Spalding, Jr.

               *                   Trustee
- -------------------------------
    William G. Morton, Jr.

               *                   Trustee
- -------------------------------
    Dr. Matthew Goldstein

*By: /s/ David Wezdenko
- -------------------------------
        David Wezdenko
        Treasurer and
        Attorney-in-Fact

               Index to Exhibits`

EXHIBIT NO.         DESCRIPTION OF EXHIBITS
-----------         -----------------------

(a)(4)              Amendment No. 4 to the Declaration of Trust.
(a)(5)              Amendment No. 5 to the Declaration of Trust.
(j)                 Consent of Independent Accountants.
99(3)               Power of Attorney for: William G. Morton, Jr.
99(4)               Power of Attorney for: Dr. Matthew Goldstein.